                                                                   EXHIBIT 99.21


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:

Cat II, Inc.,


                                                        Case Number 01-10968 EIK

                    Debtor.                             Chapter 11



                       SCHEDULE OF ASSETS AND LIABILITIES
                    DECLARATION UNDER PENALTY OF PERJURY OF
                RANDALL L. TALCOTT, ON BEHALF OF THE CORPORATION

         I, Randall L. Talcott, Vice President -- Finance of Cat II, Inc., the above-captioned debtor and debtor in possession (the "Debtor"), declare under penalty of perjury that I have read the following Summary of Schedules and Schedule A, B, D, E, F, G and H (collectively, the "Schedules"), and that they are true and correct to the best of my knowledge, information and belief. Although every effort has been made to make the Schedules accurate and complete, because of the magnitude and complexity of the task, inadvertent errors and omissions may exist.


Dated: January 2002                    /s/ Randall L. Talcott
                                       -----------------------------------------
                                       Randall L. Talcott
                                       Vice President -- Finance
                                       Cat II, Inc.
                                       Two North Riverside Plaza
                                       Chicago, IL 60606-2609

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CAT II, INC.                                   Case Number: 01-10968(EIK)

                       SCHEDULE OF ASSETS AND LIABILITIES

Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the"Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to amend these Schedules of Assets and Liabilities as additional information becomes available.

Certain information set forth in these Schedules of Assets and LIabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing these Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CAT II, INC.                                       Case No: 01-10968(EIK)

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached. Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.

                                                           ATTACHED
       NAME OF SCHEDULE                                    (YES/NO)                       ASSETS                  LIABILITIES
A.  Real Property                                            Yes                              $0.00

B.  Personal Property                                        Yes                     $14,064,492.33

D.  Creditors Holding Secured Claims                         Yes                                                         $0.00

E.  Creditors Holding Unsecured Priority Claims              Yes                                                         $0.00

F.  Creditors Holding Unsecured Nonpriority Claims           Yes                                                 $9,901,877.38

G.  Executory Contracts and Unexpired Leases                 Yes

H.  Codebtors                                                Yes

  EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)                   No

J.  Current Expenditure of Individual Debtor(s)              No

               TOTALS                                                                $14,064,492.33              $9,901,877.38

                         UNITED STATES BANKRUPTCY COURT

                         DISTRICT OF DELAWARE

CAT II, INC.                                                      01-10968 (EIK)
          Debtor                                                     Case No.

                           SCHEDULE A - REAL PROPERTY

                                                                                Net Book Value
                                                                                of Debtor's Interest
                                                                                in Property, Without
                                                                                Deducting any Secured
Description and Location                Nature of Debtor's                      Claim or Exemption                  Amount of
of Property                             Interest in Property                                                        Secured Claim
          -None-

                                                       Total Debtor -

                                   Total -

CAT II, INC.                                                      01-10968 (EIK)
         Debtor                                                      Case No.

                         SCHEDULE B - PERSONAL PROPERTY

         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."

                                  See Attached

                         UNITED STATES BANKRUPTCY COURT

                         DISTRICT OF DELAWARE

In re:CAT II, INC.                                         Case No:01-10968(EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                   DESCRIPTION AND LOCATION             NET BOOK
    TYPE OF PROPERTY                                                       NONE    OF PROPERTY                          VALUE(*)
1.   Cash on hand.                                                           X     NONE                                   $0.00

2.   Checking, savings or other financial accounts, certificates             X     NONE                                   $0.00
     of deposit, or shares in banks, savings and loan, thrift,
     building and loan, and homestead associations, or
     credit unions, brokerage houses, or cooperatives.

3.   Security deposits with public utilites, telephone                       X     NONE                                   $0.00
     companies, landlords and others.

4.   Household goods and furnishings, including audio, video                 X     NONE                                   $0.00
     and computer equipment.

5.   Books, pictures and other art objects, antiques, stamp,                       SEE EXHIBIT-B5                         $0.00
     coin, record, tape, compact disc and
     other collections or collectibles.

6.   Wearing apparel.                                                        X     NONE                                   $0.00

7.   Furs and jewelry.                                                       X     NONE                                   $0.00

8.   Firearms and sports, photographic and other hobby                       X     NONE                                   $0.00
     equipment.

9.   Interests in insurance policies. Name of insurance                      X     NONE                                   $0.00
     company of each policy and itemize surrender or
     refund value of each.

10.  Annuities. Itemize and name each issuer.                                X     NONE                                   $0.00

11.  Interests in IRA, ERISA, Keogh, or other pension or profit              X     NONE                                   $0.00
     sharing plan.

12.  Stock and interest in incorporated and unincorporated                   X     NONE                                   $0.00
     businesses.

                         UNITED STATES BANKRUPTCY COURT

                         DISTRICT OF DELAWARE

In re: CAT II, INC.                                       Case No: 01-10968(EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                   DESCRIPTION AND LOCATION             NET BOOK
    TYPE OF PROPERTY                                                       NONE    OF PROPERTY                          VALUE(*)
13.  Interest in partnerships or joint ventures.                             X     NONE                                      $0.00

14.  Government and corporate bonds and other negotiable                     X     NONE                                      $0.00
     and non-negotiable instruments.

15.  Accounts receivable.                                                          SEE EXHIBIT-B15                  $12,116,448.89

16.  Alimony, maintenance, support and property settlements                  X     NONE                                      $0.00
     to which the debtor is or may be entitled.

17.  Other liquidated debts owing debtor including tax refunds.                    SEE EXHIBIT-B17                           $0.00

18.  Equitable future interests, life estates, and rights or                 X    NONE                                       $0.00
     powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19.  Contingent and noncontigent interests in estate of a                    X     NONE                                      $0.00
     decedent, death benefit plan, life insurance policy or
     trust

20.  Other contingent and unliquidated claims of every nature,                     SEE EXHIBIT-B20                      $43,888.00
     including tax refunds, counterclaims of the debtor and
     rights to setoff claims.

21.  Patents, copyrights and other intellectual property.                    X     NONE                                      $0.00

22.  Licenses, franchises and other general intangibles.                     X     NONE                                      $0.00

                         UNITED STATES BANKRUPTCY COURT

                         DISTRICT OF DELAWARE

In re:CAT II, INC.                                         Case No:01-10968(EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                   DESCRIPTION AND LOCATION             NET BOOK
    TYPE OF PROPERTY                                                       NONE    OF PROPERTY                          VALUE(*)
23.  Automobiles, trucks, trailers and other vehicles and                    X     NONE                                      $0.00
     accessories.

24.  Boats, motors and accessories.                                          X     NONE                                      $0.00

25.  Aircraft and accessories.                                               X     NONE                                      $0.00

26.  Office equipment, furnishings and supplies.                             X     NONE                                      $0.00

27.  Machinery, fixtures, equipment and supplies used in                     X     NONE                                      $0.00
     business.

28.  Inventory.                                                                    SEE EXHIBIT-B28                           $0.00

29.  Animals.                                                                X     NONE                                      $0.00

30.  Crop - growing or harvested.                                            X     NONE                                      $0.00

31.  Farm equipment and implements.                                          X     NONE                                      $0.00

32.  Farm supplies, chemicals and feed.                                      X     NONE                                     $0.00

33.  Other personal property of any kind not already listed.                       SEE EXHIBIT-B33                   $1,904,155.44

                                                                  TOTAL:                                            $14,064,492.33

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                              DISTRICT OF DELAWARE                   Page 1 of 6

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B5

Asset Id         Description                                                 Location                            Net Book Value
540

                                                             TOTAL                                                     $0.00

Amounts are included in B26 and B27.

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                        Page 2 of 6

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B15

Asset Id            Description                                  Location                                         Net Book Value
308            ACCOUNTS RECEIVABLE                          MISCELLANEOUS RECEIVABLES                                $256,467.70

400            INTERCOMPANY RECEIVABLES                     AMERICAN HAWAIIAN PROPERTIES CORPORATION                   $3,579.11

402            INTERCOMPANY RECEIVABLES                     GREAT INDEPENDENCE SHIP CO.                           $11,801,541.63

403            INTERCOMPANY RECEIVABLES                     OCEAN DEVELOPMENT CO.                                        $641.81

404            INTERCOMPANY RECEIVABLES                     OCEANIC SHIP CO.                                          $54,118.64

405            INTERCOMPANY RECEIVABLES                     THE DELTA QUEEN STEAMBOAT CO.                                $100.00

                                                    TOTAL                                                         $12,116,448.89

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                        Page 3 of 6

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B17

Asset Id                  Description                                         Location                          Net Book Value
561

                                                                   TOTAL                                            $0.00

Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                        Page 4 of 6

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B20

Asset Id                Description                                      Location                              Net Book Value
228                  TAX REFUND LOUISIANA                              CAT II, INC.                              $43,888.00

                                                              TOTAL                                              $43,888.00

Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                        Page 5 of 6

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B28

Asset Id                  Description                              Location                                 Net Book Value
585

                                                        TOTAL                                                    $0.00

Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                         UNITED STATES BANKRUPTCY COURT                   1/4/02

                         DISTRICT OF DELAWARE                        Page 6 of 6

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B33

Asset Id                Description                                       Location                               Net Book  Value
519                  PRE-PAID EXPENSES                             2 N. RIVERSIDE PLAZA, STE. 200                 $1,904,155.44
                                                                   CHICAGO, IL  60606

                                                          TOTAL                                                   $1,904,155.44

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

[X] Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority, should be listed on this schedule. In the boxes provided on the attached sheets, state the name and mailing address, including zip code, and account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether husband, wife, both of them or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint or Community."

If the claim is contingent, place an "X" in the column labled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of claims listed on each sheet in the box labeled "Subtotal" on each sheet. Report the total of all claims listed on this Schedule E in the box labeled "Total" on the last sheet of the complete schedule. Repeat this total also on the Summary of Schedules.

[ ] Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets)

         Extensions of Credit in an Involuntary Case

[ ] Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before earlier of the appointment of a trustee or the order for relief. 11 U.S.C ss. 507(a)(2).

         Wages, Salaries, and Commissions

[ ] Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $4,650 per person, earned within 90 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C ss. 507(a)(3).

         Contributions to Employee Benefit Plans

[ ] Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. ss. 507(a)(4).

         Certain Farmers and Fishermen

[ ] Claims of certain farmers and fishermen, up to $4,650 per farmer or fisherman, against the debtor, as provided in 11 U.S.C ss. 507(a)(5).

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

         Deposits by Individuals

[ ] Claims of individuals up to $2,100 for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11 U.S.C. ss. 507(a)(6).

         Alimony, Maintenance, or Support

[ ] Claims of a spouse, former spouse, or child of the debtor for alimony, maintenance, or support, to the extent provided in 11 U.S.C ss. 507(a)(7) on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint or Community."

         Taxes and Certain Other Debts Owed to Government Units

[X] Taxes, customs, duties, and penalties owing to federal, state and local governmental units as set forth in 11 U.S.C ss. 507(a)(8).

         Commitments to Maintain the Capital of an Insured Depository
         Institution

[ ] Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. ss. 507(a)(9).

         The amount of 2001 pre-petition property taxes is unknown at this time. The debtor is awaiting receipt of assessments from the various jurisditions.

         Amounts listed may include employee-related claims which were paid after the petition date in the ordinary course of business.

                                  See Attached

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

AUGUSTA BOARD OF EDUCATION           10/19/2001                           X     X       X
307 BRACKEN STREET
AUGUSTA  KY  41002
Creditor: 21316 - 03

                                                                                                        Unliquidated   UNKNOWN

BUREAU OF TAXATION                   10/19/2001                           X     X       X
SALES TAX SECTION
AUGUSTA  MA  04332-1065
Creditor: 21387 - 03

                                                                                                        Unliquidated   UNKNOWN

BUREAU OF TOBACCO AND FIREARMS       10/19/2001                           X     X       X
FLOOR STOCKS TAX
P.O. BOX 371951
PITTSBURGH  PA  15251-7951
Creditor: 21423 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF DOVER                        10/19/2001                           X     X       X
CITY TAX COLLECTOR
ATTN: JAMES SCURLOCK
P.O. BOX 447
DOVER  TN  37058
Creditor: 21439 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY TREASURER                       10/19/2001                           X     X       X
ATTN: CARL LEVI
102 CITY HALL
CHATTANOOGA  TN  37402-4284
Creditor: 21433 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

CITY OF ASHLAND                      10/19/2001                           X     X       X
ATTN: PSC TAX
P.O. BOX 1839
ASHLAND  KY  41105-1839
Creditor: 21315 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF AUGUSTA                      10/19/2001                           X     X       X
BOX 85
AUGUSTA  KY  41002
Creditor: 21317 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF BELLEVUE                     10/19/2001                           X     X       X
616 POPLAR
BELLEVUE KY 41073
Creditor: 21320 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF BROMLEY                      10/19/2001                           X     X       X
226 BOONE STREET
BROMLEY  KY  41016
Creditor: 21322 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF CALIFORNIA                   10/19/2001                           X     X       X
P.O. BOX 25
CALIFORNIA  KY  41007
Creditor: 21326 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

CITY OF CARROLLTON                   10/19/2001                           X     X       X
P.O. BOX 156
750 CLAY STREET
CARROLLTON  KY  41008
Creditor: 21328 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF CATLETTSBURG                 10/19/2001                           X     X       X
P.O. BOX 533
CATLETTSBURG  KY  41129
Creditor: 21329 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF CLARKSVILLE                  10/19/2001                           X     X       X
TAX COLLECTOR
P.O. BOX 928
CLARKSVILLE  TN  37041-0928
Creditor: 21436 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF CLOVERPORT                   10/19/2001                           X     X       X
227 WEST MAIN
CLOVERPORT  KY  40111
Creditor: 21332 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF COVINGTON                    10/19/2001                           X     X       X
638 MADISON AVENUE
COVINGTON  KY  41011
Creditor: 21333 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

CITY OF DAYTON                       10/19/2001                           X     X       X
514 6TH AVENUE
DAYTON  KY  41074
Creditor: 21335 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF EDDYVILLE                    10/19/2001                           X     X       X
P.O. BOX 744
EDDYVILLE  KY  42038
Creditor: 21336 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF FORT THOMAS                  10/19/2001                           X     X       X
130 N. FT. THOMAS AVENUE
FORT THOMAS  KY  41075
Creditor: 21340 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF GHENT                        10/19/2001                           X     X       X
P.O. BOX 333
GHENT  KY  41045
Creditor: 21344 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF HAWESVILLE                   10/19/2001                           X     X       X
P.O. BOX 157
HAWESVILLE  KY  42348
Creditor: 21347 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

CITY OF HENDERSON                    10/19/2001                           X     X       X
P.O. BOX 716
HENDERSON  KY  42419
Creditor: 21349 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF KUTTAWA                      10/19/2001                           X     X       X
P.O. BOX 400
KUTTAWA  KY  42055
Creditor: 21352 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF LEWISPORT                    10/19/2001                           X     X       X
P.O. BOX 22
LEWISPORT  KY  42351
Creditor: 21354 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF LOUISVILLE TREASURER         10/19/2001                           X     X       X
611 W. JEFFERSON STREET
LOUISVILLE  KY  40202-2763
Creditor: 21355 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF LUDLOW                       10/19/2001                           X     X       X
P.O. BOX 16188
LUDLOW  KY  41016
Creditor: 21357 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

CITY OF MAYSVILLE                    10/19/2001                           X     X       X
216 BRIDGE STREET
MAYSVILLE  KY  41056
Creditor: 21359 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF MELBOURNE                    10/19/2001                           X     X       X
502 GARFIELD AVENUE
MELBOURNE  KY  41059
Creditor: 21361 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF MEMPHIS TREASURER            10/19/2001                           X     X       X
125 N. MAIN ROOM 375
MEMPHIS  TN  38103-2080
Creditor: 21446 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF MENTOR                       10/19/2001                           X     X       X
CITY CLERK
P.O. BOX 3
MENTOR  KY  41007
Creditor: 21362 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF MILTON                       10/19/2001                           X     X       X
10179 HIGHWAY 421 N.
MILTON  KY  40045
Creditor: 21363 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

CITY OF NEW ORLEANS                  10/19/2001                           X     X       X
DEPARTMENT OF FINANCE
BUREAU OF REVENUE
P.O. BOX 61840
NEW ORLEANS  LA  70161-1840
Creditor: 21385 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF NEWPORT                      10/19/2001                           X     X       X
FINANCE DEPARTMENT
998 MONMOUTH STREET
NEWPORT  KY  41071-2184
Creditor: 21365 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF OWENSBORO                    10/19/2001                           X     X       X
101 EAST 4TH STREET
OWENSBORO  KY  42303
Creditor: 21367 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF PADUCAH                      10/19/2001                           X     X       X
FINANCE OFFICE
P.O. BOX 2697
PADUCAH  KY  42002-2697
Creditor: 21369 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF RUSSELL                      10/19/2001                           X     X       X
P.O. BOX 394
RUSSELL  KY  41169
Creditor: 21371 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

CITY OF SILVER GROVE                 10/19/2001                           X     X       X
308 OAK STREET
P.O. BOX 417
SILVER GROVE  KY  41085
Creditor: 21372 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF SMITHLAND                    10/19/2001                           X     X       X
P.O. BOX 287
SMITHLAND  KY  42081
Creditor: 21373 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF WARSAW                       10/19/2001                           X     X       X
CITY CLERK
101 WEST MARKET STREET
P.O. BOX 785
WARSAW  KY  41095
Creditor: 21376 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF WEST POINT                   10/19/2001                           X     X       X
509 ELM STREET
WEST POINT  KY  40177
Creditor: 21378 - 03

                                                                                                        Unliquidated   UNKNOWN

CITY OF WICKLIFFE KENTUCKY           10/19/2001                           X     X       X
TAX COLLECTOR
P.O. BOX 175
WICKLIFFE  KY  42087
Creditor: 21379 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

CITY OF WURTLAND                     10/19/2001                           X     X       X
CITY CLERK/TREASURER
500 WURTLAND AVENUE
WURTLAND  KY  41144
Creditor: 21381 - 03

                                                                                                        Unliquidated   UNKNOWN

COMPTROLLER OF PUBLIC ACCOUNTS       10/19/2001                           X     X       X
111 E 17TH STREET
AUSTIN  TN  78774-0100
Creditor: 21458 - 03

                                                                                                        Unliquidated   UNKNOWN

COMPTROLLER OF PUBLIC ACCOUNTS       10/19/2001                           X     X       X
111 E 17TH STREET
AUSTIN  TN  78774
Creditor: 21457 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF BALLARD                    10/19/2001                           X     X       X
SHERIFF TODD COOPER
P.O. BOX 565
WICKLIFFE  KY  42087
Creditor: 21380 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF BENTON TRUSTEE             10/19/2001                           X     X       X
ATTN: SHERRY BEASLEY
1 EAST COURT SQUARE
ROOM 103
CAMDEN  TN  38320
Creditor: 21431 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

COUNTY OF BOYD                       10/19/2001                           X     X       X
SHERIFF - PHILIP STURGILL
P.O. BOX 536
CATLETTSBURG  KY  41129
Creditor: 21330 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF BRACKEN SHERIFF            10/19/2001                           X     X       X
ATTN: MIKE NELSON
P.O. BOX 186
BROOKSVILLE  KY  41004
Creditor: 21323 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF BRECKINRIDGE               10/19/2001                           X     X       X
BOBBY KENNEDY, SHERIFF
P.O. BOX 127
HARDINSBURG  KY  40143
Creditor: 21346 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF CAMPBELL                   10/19/2001                           X     X       X
JOHN DUNN, SHERIFF
CAMPBELL COUNTY COURTHOUSE
4TH  & YORK STREETS
NEWPORT  KY  41071
Creditor: 21366 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF CARLISLE                   10/19/2001                           X     X       X
ATTN: STEVE MCCHRISTIAN
P.O. BOX 487
BARDWELL  KY  42023
Creditor: 21318 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

COUNTY OF CARROLL SHERIFF            10/19/2001                           X     X       X
ATTN: CHARLES MAIDEN JR.
440 MAIN STREET
CARROLLTON  KY  41008
Creditor: 21327 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF CHEATHAM                   10/19/2001                           X     X       X
DOT JONES, TRUSTEE
P.O. BOX 56
ASHLAND  TN  37015
Creditor: 21430 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF CRITTENDEN                 10/19/2001                           X     X       X
WAYNE AGENT, SHERIFF
107 SOUTH MAIN STREET
MARION  KY  42064
Creditor: 21358 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF DAVIESS SHERIFF            10/19/2001                           X     X       X
212 ST ANN STREET
OWENSBORO  KY  42303-4146
Creditor: 21368 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF DECATUR TRUSTEE            10/19/2001                           X     X       X
ATTN: JANIS WRIGHT
BOX 488 COURTHOUSE
DECATURVILLE  TN  38329
Creditor: 21438 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

COUNTY OF DICKSON TRUSTEE            10/19/2001                           X     X       X
ATTN: LINDA FRAZIER
P.O. BOX 246
CHARLOTTE  TN  37036
Creditor: 21432 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF DYER  TRUSTEE              10/19/2001                           X     X       X
ATTN: JUDY PATTON
COURTHOUSE P.O. BOX 1360
DYERSBURG  TN  38024
Creditor: 21441 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF FULTON                     10/19/2001                           X     X       X
ATTN: ROBERT HOPPER, SHERIFF
P.O. BOX 7
HICKMAN  KY  42050
Creditor: 21351 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF GALLATIN                   10/19/2001                           X     X       X
ATTN: CLIFFORD HIGGINS
P.O. BOX 1025
WARSAW  KY  41095
Creditor: 21377 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF GREENUP                    10/19/2001                           X     X       X
ATTN: KEITH COOPER
P.O. BOX 318
GREENUP  KY  41144
Creditor: 21345 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

COUNTY OF HAMILTON TRUSTEE           10/19/2001                           X     X       X
ATTN: W.R. NOBLES
ROOM 210 COURTHOUSE
CHATTANOOGA  TN  37402
Creditor: 21434 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF HANCOCK                    10/19/2001                           X     X       X
ATTN: RALPH DALE BOZARTH
P.O. BOX 427
HAWESVILLE  KY  42348
Creditor: 21348 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF HARDIN SHERIFF             10/19/2001                           X     X       X
100 PUBLIC SQUARE
ETOWN  KY  42701
Creditor: 21338 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF HARDIN TRUSTEE             10/19/2001                           X     X       X
ATTN: LINDA MCCASLAND
601 MAIN STREET
SAVANNAH  TN  38372
Creditor: 21452 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF HENDERSON SHERIFF          10/19/2001                           X     X       X
COURTHOUSE
HENDERSON  KY  42420
Creditor: 21350 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

COUNTY OF HENRY TRUSTEE              10/19/2001                           X     X       X
ATTN: JUDY MCCLANAHAN
PO BOX 776
PARIS  TN  38242
Creditor: 21450 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF HICKMAN                    10/19/2001                           X     X       X
ATTN: J.W. MORAN
COURTHOUSE
CLINTON  KY  42031
Creditor: 21331 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF HOUSTON TRUSTEE            10/19/2001                           X     X       X
ATTN: ANNETTE BAGGETT
P.O. BOX 210
ERIN  TN  37061
Creditor: 21442 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF HUMPHREYS TRUSTEE          10/19/2001                           X     X       X
ATTN: WANDA ADKINS
P.O. BOX 641
WAVERLY  TN  37185
Creditor: 21455 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF JEFFERSON                  10/19/2001                           X     X       X
SHERIFF'S OFFICE
P.O. BOX 70300
LOUISVILLE  KY  40270-0300
Creditor: 21356 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

COUNTY OF KENTON SHERIFF             10/19/2001                           X     X       X
P.O. BOX 632
COVINGTON  KY  41012
Creditor: 21334 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF LAKE  TRUSTEE              10/19/2001                           X     X       X
ATTN: TAMMIE HOPPER
229 CHURCH STREET
BOX 9
TIPTONVILLE  TN  38079
Creditor: 21454 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF LAUDERDALE TRUSTEE         10/19/2001                           X     X       X
ATTN: PAUL MEADOWS
COURTHOUSE
RIPLEY  TN  38063
Creditor: 21451 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF LEWIS                      10/19/2001                           X     X       X
ATTN: WILLIAM LEWIS
LEWIS COUNTY COURTHOUSE
VANCEBURG  KY  41179
Creditor: 21375 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF LIVINGSTON                 10/19/2001                           X     X       X
ATTN: TOMMY WILLIAMS
P.O. BOX 340
SMITHLAND  KY  42081
Creditor: 21374 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

COUNTY OF LYON                       10/19/2001                           X     X       X
ATTN: KENT MURPHY
P.O. BOX 126
EDDYVILLE  KY  42038
Creditor: 21337 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF MARION TRUSTEE             10/19/2001                           X     X       X
ATTN: DAVID KIRK
P.O. BOX 789
JASPER  TN  37347
Creditor: 21443 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF MCCRACKEN                  10/19/2001                           X     X       X
FRANK AUGUSTUS, SHERIFF
MCCRACKEN COUNTY COURTHOUSE
PADUCAH  KY  42003
Creditor: 21370 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF MEADE                      10/19/2001                           X     X       X
JOSEPH GREER, SHERIFF
516 FAIRWAY DRIVE
BRADENBURG  KY  40108
Creditor: 21321 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF MONTGOMERY TRUSTEE         10/19/2001                           X     X       X
ATTN: CAROLYN BOWERS
P.O. BOX 1005
CLARKSVILLE  TN  37041
Creditor: 21435 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

COUNTY OF NASHVILLE & DAVIDSON       10/19/2001                           X     X       X
CHARLIE CARDWELL, METROPOLITAN TTEE
800 SECOND AVENUE NORTH SUITE 2
NASHVILLE  TN  37201
Creditor: 21447 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF OLDHAM                     10/19/2001                           X     X       X
ATTN: STEVE SPARROW
100 WEST JEFFERSON STREET
LA GRANGE  KY  40031
Creditor: 21353 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF SHELBY TRUSTEE             10/19/2001                           X     X       X
ATTN: BOB PATTERSON
P.O. BOX 2751
MEMPHIS  TN  38101-2751
Creditor: 21445 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF STEWART TRUSTEE            10/19/2001                           X     X       X
ATTN:  WILBY WILLIAMS
P.O. BOX 618
DOVER  TN  37058
Creditor: 21440 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF TIPTON TRUSTEE             10/19/2001                           X     X       X
ATTN: LAURA MAX RACINE
P.O. BOX 487
COVINGTON  TN  38019
Creditor: 21437 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

COUNTY OF TRIGG                      10/19/2001                           X     X       X
ATTN: RANDY CLARK
P.O. BOX 1609
CADIZ  KY  42211-1609
Creditor: 21325 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF TRIMBLE SHERIFF            10/19/2001                           X     X       X
P.O. BOX 56
BEDFORD  KY  40006
Creditor: 21319 - 03

                                                                                                        Unliquidated   UNKNOWN

COUNTY OF WAYNE TRUSTEE              10/19/2001                           X     X       X
ATTN: JANICE SMITH
P.O. BOX 338
WAYNESBORO  TN  38485
Creditor: 21456 - 03

                                                                                                        Unliquidated   UNKNOWN

DEPARTMENT OF FINANCE & ADMIN        10/19/2001                           X     X       X
CORPORATE INCOME TAX SECTION
P.O. BOX 919
LITTLE ROCK  AR  72203-0919
Creditor: 21285 - 03

                                                                                                        Unliquidated   UNKNOWN

DEPARTMENT OF REVENUE                10/19/2001                           X     X       X
P.O. BOX 3000
JEFFERSON CITY  MI  65105-3000
Creditor: 21401 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

DUNCAN, GEORGE                       10/19/2001                           X     X       X
PERRY COUNTY COURTHOUSE
P.O. BOX 910
LINDEN  TN  37096
Creditor: 21444 - 03

                                                                                                        Unliquidated   UNKNOWN

FLORIDA DEPARTMENT OF REVENUE        10/19/2001                           X     X       X
5050 W TENNESSEE STREET
TALLAHASSEE  FL  32399-0100
Creditor: 21296 - 03

                                                                                                        Unliquidated   UNKNOWN

FRANCHISE TAX BOARD                  10/19/2001                           X     X       X
P.O. BOX 942857
SACRAMENTO  CA  94257-0501
Creditor: 21288 - 03

                                                                                                        Unliquidated   UNKNOWN

GIRTEN, JAMES                        10/19/2001                           X     X       X
SHERIFF UNION
PO BOX 30
MORGANFIELD  KY  42437
Creditor: 21364 - 03

                                                                                                        Unliquidated   UNKNOWN

HORWOOD, MARCUS & BERK               10/19/2001                           X     X       X
180 NORTH LASALLE STREET
SUITE 3700
CHICAGO  IL  60601
Creditor: 21302 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

INTERNAL REVENUE SERVICE CENTER      10/19/2001                           X     X       X
ATTN: REVENUE OFF.
ATLANTA  GA  39901-0012
Creditor: 21298 - 03

                                                                                                        Unliquidated   UNKNOWN

INTERNAL REVENUE SERVICE CENTER      10/19/2001                           X     X       X
ATTN: REVENUE OFFICER
CINCINNATI  OH  45999-0009
Creditor: 21413 - 03

                                                                                                        Unliquidated   UNKNOWN

KENTUCKY REVENUE CABINET             10/19/2001                           X     X       X
ATTN: TREASURER
FRANKFORT  KY  40620-0003
Creditor: 21343 - 03

                                                                                                        Unliquidated   UNKNOWN

KENTUCKY REVENUE CABINET             10/19/2001                           X     X       X
ATTN: TREASURER
FRANKFORT  KY  40620
Creditor: 21342 - 03

                                                                                                        Unliquidated   UNKNOWN

KENTUCKY REVENUE CABINET             10/19/2001                           X     X       X
DEPARTMENT OF PROPERTY VALUATION
200 FAIR OAKS LANE - 4TH FLOOR
STATION 32
FRANKFORT  KY  40620
Creditor: 21341 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

MAYSVILLE/MASON                      10/19/2001                           X     X       X
ATTN: TONY WENZ, SHERIFF
COURTHOUSE
MAYSVILLE  KY  41056
Creditor: 21360 - 03

                                                                                                        Unliquidated   UNKNOWN

MAZZEFFI & COMPANY                   10/19/2001                           X     X       X
1435 SOUTH ROSELLE ROAD
SCHAUMBURG  IL  60193-4914
Creditor: 21304 - 03

                                                                                                        Unliquidated   UNKNOWN

MCCARTHY TETRAULT LLP                10/19/2001                           X     X       X
BOX 48, SUITE 4700
TORONTO DOMINION BANK TOWER
TORONTO  ON  M5K 1E6  CANADA
Creditor: 21289 - 03

                                                                                                        Unliquidated   UNKNOWN

MIAMI-DADE PROPERTY APPRAISER        10/19/2001                           X     X       X
111 NW 1 STREET
SUITE 710
MIAMI  FL  33128-1984
Creditor: 21293 - 03

                                                                                                        Unliquidated   UNKNOWN

MINNESOTA PARTNERSHIP TAX            10/19/2001                           X     X       X
MAIL STATION 1760
ST. PAUL  MI  55145-1760
Creditor: 21397 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

OFFICE OF REVENUE                    10/19/2001                           X     X       X
P.O. BOX 23050
JACKSON  MI  39225-3050
Creditor: 21400 - 03

                                                                                                        Unliquidated   UNKNOWN

OFFICE OF REVENUE                    10/19/2001                           X     X       X
P.O. BOX 23050
JACKSON  MI  39215-1033
Creditor: 21399 - 03

                                                                                                        Unliquidated   UNKNOWN

PARISH OF ORLEANS                    10/19/2001                           X     X       X
1ST MUNICIPAL DISTRICT
ATTN: PATRICIA JOHNSON
4E01 CITY HALL - CIVIC CENTER
1300 PERDIDO STREET
NEW ORLEANS  LA  70112
Creditor: 21386 - 03

                                                                                                        Unliquidated   UNKNOWN

PENDLETON                            10/19/2001                           X     X       X
ATTN: LARK O'HARA
COURTHOUSE SQUARE
FALMOUTH  KY  41040
Creditor: 21339 - 03

                                                                                                        Unliquidated   UNKNOWN

PWBA                                 10/19/2001                           X     X       X
P.O. BOX 7043
LAWRENCE  KS  66044-7043
Creditor: 21314 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

ROUSE, MARILYN                       10/19/2001                           X     X       X
BOONE COUNTY SHERIFF
PO BOX 198
BURLINGTON  KY  41005
Creditor: 21324 - 03

                                                                                                        Unliquidated   UNKNOWN

SALES & USE TAX                      10/19/2001                           X     X       X
P.O. BOX 999
TRENTON  NJ  08646-0999
Creditor: 21405 - 03

                                                                                                        Unliquidated   UNKNOWN

SALES AND USE TAX SECTION            10/19/2001                           X     X       X
P.O. BOX 1272
LITTLE ROCK  AR  72203
Creditor: 21286 - 03

                                                                                                        Unliquidated   UNKNOWN

SECRETARY OF REVENUE                 10/19/2001                           X     X       X
P.O. BOX 91011
BATON ROUGE  LA  70821-9011
Creditor: 21384 - 03

                                                                                                        Unliquidated   UNKNOWN

SMITH, MARTHA CLERK & MASTER         10/19/2001                           X     X       X
HARDIN COUNTY COURTHOUSE
SECOND FLOOR
SAVANNAH  TN  38372
Creditor: 21453 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

STATE INCOME TAX                     10/19/2001                           X     X       X
P.O. BOX 8026
LITTLE ROCK  AR  72203-8026
Creditor: 21287 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF ALABAMA                     10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
SALES, USE & BUSINESS TAX DIVISION
P.O. BOX 327710
MONTGOMERY  AL  36132-7710
Creditor: 21284 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF ALABAMA                     10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
INDIVIDUAL AND CORP TAX DIVISION
P.O. BOX 327441
MONTGOMERY  AL  36132-7441
Creditor: 21283 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF ALABAMA                     10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
INDIVIDUAL AND CORP TAX DIVISION
CORPORATE TAX SECTION
P.O. BOX 327430
MONTGOMERY  AL  36132-7430
Creditor: 21282 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF CONNECTICUT                 10/19/2001                           X     X       X
DEPARTMENT OF REVENUE SERVICES
P.O. BOX 2974
HARTFORD  CT  06104-2974
Creditor: 21292 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

STATE OF CONNECTICUT                 10/19/2001                           X     X       X
DEPARTMENT OF REVENUE SERVICES
25 SIGOURNEY STREET
P.O. BOX 2970
HARTFORD  CT  06104-2970
Creditor: 21291 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF CONNECTICUT                 10/19/2001                           X     X       X
DEPARTMENT OF REVENUE SERVICES
P.O. BOX 2935
HARTFORD  CT  06104-2935
Creditor: 21290 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF FLORIDA                     10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
5050 W TENNESSEE STREET
TALLAHASSEE  FL  32399-0135
Creditor: 21297 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF FLORIDA                     10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
5050 W TENNESSEE STREET
TALLAHASSEE  FL  32399-0125
Creditor: 21295 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF FLORIDA COMPTROLLER         10/19/2001                           X     X       X
101 E. GAINES STREET
3RD FLOOR
TALLAHASSEE  FL  32399-0350
Creditor: 21294 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00   $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

STATE OF HAWAII  TAX COLLECTOR       10/19/2001                           X     X       X
HAWAII DEPARTMENT OF TAXATION
OAHU DISTRICT OFFICE
P.O. BOX 1530
HONOLULU  HI  96806-1530
Creditor: 21300 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF HAWAII  TAX COLLECTOR       10/19/2001                           X     X       X
HAWAII DEPARTMENT OF TAXATION
OAHU DISTRICT OFFICE
P.O. BOX 1425
HONOLULU  HI  96806-1425
Creditor: 21299 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF HAWAII  TAX COLLECTOR       10/19/2001                           X     X       X
HAWAII DEPARTMENT OF TAXATION
OAHU DISTRICT OFFICE
P.O. BOX 3559
HONOLULU  HI  96811-3559
Creditor: 21301 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF ILLINOIS                    10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
RETAILER'S OCCUPATION TAX
SPRINGFIELD  IL  62776-0001
Creditor: 21307 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF ILLINOIS                    10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 19031
SPRINGFIELD  IL  62794-9031
Creditor: 21306 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

STATE OF ILLINOIS                    10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 19008
SPRINGFIELD  IL  62794-9008
Creditor: 21305 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF ILLINOIS                    10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 6994
CHICAGO  IL  60680-6994
Creditor: 21303 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF INDIANA                     10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
100 NORTH SENATE AVENUE
INDIANAPOLIS  IN  46204
Creditor: 21310 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF INDIANA                     10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 7231
INDIANAPOLIS  IN  46207-7231
Creditor: 21309 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF INDIANA                     10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
100 NORTH SENATE AVENUE
INDIANAPOLIS  IN  46204-2253
Creditor: 21308 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

STATE OF IOWA                        10/19/2001                           X     X       X
DEPT OF REVENUE AND FINANCE
INCOME TAX RETURN PROCESSING
HOOVER STATE OFFICE BUILDING
DES MOINES  IA  50319-0120
Creditor: 21312 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF IOWA                        10/19/2001                           X     X       X
DEPT OF REVENUE AND FINANCE
CORP TAX RETURN PROCESSING
P.O. BOX 10468
DES MOINES  IA  50306-0468
Creditor: 21311 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF IOWA TREASURER              10/19/2001                           X     X       X
SALES/USE TAX PROCESSING
P.O. BOX 10412
DES MOINES  IA  50306-0412
Creditor: 21313 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF LOUISIANA                   10/19/2001                           X     X       X
DEPT OF REVENUE & TAXATION
UNCLAIMED PROPERTY SECTION
PO BOX 91010
BATON ROUGE  LA  70821-9010
Creditor: 21475 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF LOUISIANA                   10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 3440
BATON ROUGE  LA  70821-3440
Creditor: 21383 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

STATE OF LOUISIANA                   10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 3138
BATON ROUGE  LA  70821-3138
Creditor: 21382 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF MAINE                       10/19/2001                           X     X       X
REVENUE SERVICES
24 STATE HOUSE STATION
AUGUSTA  MA  04333-0024
Creditor: 21388 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF MAINE                       10/19/2001                           X     X       X
REVENUE SERVICES
INCOME/ESTATE TAX DIVISION
P.O. BOX 1062
AUGUSTA  MA  04332-1062
Creditor: 21389 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF MARYLAND                    10/19/2001                           X     X       X
COMPTROLLER OF THE TREASURY
110 CARROLL STREET
ANNAPOLIS  MA  21411-0001
Creditor: 21391 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF MARYLAND COMPTROLLER        10/19/2001                           X     X       X
REVENUE ADMINISTRATION DIVISION
ANNAPOLIS  MA  21411-0001
Creditor: 21390 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

STATE OF MASSACHUSETTS               10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 7039
BOSTON  MA  02204-7039
Creditor: 21394 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF MASSACHUSETTS               10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 7017
BOSTON  MA  02204
Creditor: 21393 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF MASSACHUSETTS               10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 7005
BOSTON  MA  02204
Creditor: 21392 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF MINNESOTA                   10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 64622
ST. PAUL  MI  55164-0622
Creditor: 21396 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF MINNESOTA                   10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
MAIL STATION 1250
ST. PAUL  MI  55145-1250
Creditor: 21395 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

STATE OF MISSISSIPPI                 10/19/2001                           X     X       X
TAX COMMISSION
P.O. BOX 960
JACKSON  MI  39205
Creditor: 21398 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF MISSOURI                    10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 700
JEFFERSON CITY  MI  65105-0700
Creditor: 21403 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF MISSOURI                    10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
DIVISION OF TAXATION & COLLECTION
P. O. BOX 840
JEFFERSON CITY  MI  65105-0840
Creditor: 21402 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF NEW JERSEY                  10/19/2001                           X     X       X
DIVISION OF TAXATION
REVENUE PROCESSING CENTER
P.O. BOX 666
TRENTON  NJ  08646-0666
Creditor: 21406 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF NEW JERSEY                  10/19/2001                           X     X       X
DIVISION OF TAXATION
REVENUE PROCESSING CENTER
P.O. BOX 194
TRENTON  NJ  08647-0194
Creditor: 21404 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

STATE OF NEW YORK                    10/19/2001                           X     X       X
CORPORATION TAX
PROCESSING UNIT
P.O. BOX 1909
ALBANY  NY  12201-1909
Creditor: 21407 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF NEW YORK                    10/19/2001                           X     X       X
SALES TAX PROCESSING
JAF BUILDING
P.O. BOX 1205
NEW YORK  NY  10116-1205
Creditor: 21409 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF NORTH CAROLINA              10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 25000
RALEIGH  NC  27640-0500
Creditor: 21412 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF NORTH CAROLINA              10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 25000
RALEIGH  NC  27640-0645
Creditor: 21411 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF NORTH CAROLINA              10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 25000
RALEIGH  NC  27640-0700
Creditor: 21410 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

STATE OF OHIO TREASURER              10/19/2001                           X     X       X
P.O. BOX 181140
COLUMBUS  OH  43218-1140
Creditor: 21415 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF OHIO TREASURER              10/19/2001                           X     X       X
P.O. BOX 16561
COLUMBUS  OH  43216-6561
Creditor: 21414 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF OHIO TREASURER              10/19/2001                           X     X       X
P.O. BOX 27
COLUMBUS  OH  43266-0027
Creditor: 21416 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF OREGON                      10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
PROPERTY TAX DIVISION
955 CENTER STREET NE
SALEM  OR  97301-2555
Creditor: 21419 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF OREGON                      10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 14790
SALEM  OR  97309-0470
Creditor: 21418 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

STATE OF OREGON                      10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 14260
SALEM  OR  97309-5060
Creditor: 21417 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF PENNSYLVANIA                10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
DEPT. 280406
HARRISBURG  PA  17128-0406
Creditor: 21422 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF PENNSYLVANIA                10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
BUREAU OF INDIVIDUAL TAXES
DEPT. 280509
HARRISBURG  PA  17128-0509
Creditor: 21421 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF PENNSYLVANIA                10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
BUREAU OF CORPORATION TAXES
DEPT. 280427
HARRISBURG  PA  17128-0427
Creditor: 21420 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF RHODE ISLAND                10/19/2001                           X     X       X
DIVISION OF TAXATION
ONE CAPITOL HILL
PROVIDENCE  RI  02908-5801
Creditor: 21424 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

STATE OF RHODE ISLAND                10/19/2001                           X     X       X
ONE CAPITOL HILL
STE 4
PROVIDENCE  RI  02908-5802
Creditor: 21425 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF RHODE ISLAND                10/19/2001                           X     X       X
TAX ADMINISTRATOR
ONE CAPITOL HILL
PROVIDENCE  RI  02908-5811
Creditor: 21426 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF SOUTH CAROLINA              10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
SALES TAX RETURN
COLUMBIA  SC  29214-0101
Creditor: 21429 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF SOUTH CAROLINA              10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
PARTNERSHIP RETURN
COLUMBIA  SC  29214-0008
Creditor: 21428 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF SOUTH CAROLINA              10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
CORPORATION RETURN
COLUMBIA  SC  29214-0100
Creditor: 21427 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

STATE OF TENNESSEE                   10/19/2001                           X     X       X
COMPTROLLER OF THE TREASURY
OFFICE OF STATE ASSESSED PROPERTIES
500 DEADERICK STREET - SUITE 500
NASHVILLE  TN  37243-0281
Creditor: 21448 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF TENNESSEE                   10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
ANDREW JACKSON STATE OFFICE BLDG
500 DEADERICK STREET
NASHVILLE  TN  37242
Creditor: 21449 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF VIRGINIA                    10/19/2001                           X     X       X
DEPARTMENT OF TAXATION
P.O. BOX 26626
RICHMOND  VI  23261-6626
Creditor: 21460 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF VIRGINIA                    10/19/2001                           X     X       X
DEPARTMENT OF TAXATION
P.O. BOX 1500
RICHMOND  VI  23218-1500
Creditor: 21459 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF WASHINGTON                  10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 34054
SEATTLE  WA  95124-1054
Creditor: 21464 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

STATE OF WASHINGTON                  10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 47473
OLYMPIA  WA  98504-7473
Creditor: 21463 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF WASHINGTON                  10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
SPECIAL PROGRAMS DIVISION
MISCELLANEOUS TAX SECTION
P.O. BOX 47477
OLYMPIA  WA  98504-7477
Creditor: 21462 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF WASHINGTON                  10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
SPECIAL PROGRAMS DIVISION
COMMERCIAL VESSEL TAX
P.O. BOX 47477
OLYMPIA  WA  98504-7477
Creditor: 21461 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF WEST VIRGINIA               10/19/2001                           X     X       X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 1202
CHARLESTON  WV  25324-1202
Creditor: 21466 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF WEST VIRGINIA               10/19/2001                           X     X       X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 3694
CHARLESTON  WV  25336-3694
Creditor: 21465 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

STATE OF WEST VIRGINIA               10/19/2001                           X     X       X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 425
CHARLESTON  WV  25322-0425
Creditor: 21470 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF WEST VIRGINIA               10/19/2001                           X     X       X
TAX DEPARTMENT
P.O. BOX 1826
CHARLESTON  WV  25327-1826
Creditor: 21469 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF WEST VIRGINIA               10/19/2001                           X     X       X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 3694
CHARLESTON  WV  25336-3694
Creditor: 21468 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF WEST VIRGINIA               10/19/2001                           X     X       X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 1071
CHARLESTON  WV  25324-1071
Creditor: 21467 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF WISCONSIN                   10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
BOX 93389
MILWAUKEE  WI  53293-0389
Creditor: 21474 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and                  Claim was incurred on or          Contingent                       Amount         Amount
Mailing Address                      before the date listed below.                                      of Claim       Entitled to
In cluding Zip Code                                                          Unliquidated                              Priority

                                     If claim is subject to                          Disputed
                                     setoff, so state.
                                                                                              Co-
                                                                                              Debt
                                     Date               Amount
Sub Schedule                         TAXING AUTHORITIES

STATE OF WISCONSIN                   10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 8965
MADISON  WI  53708-8965
Creditor: 21473 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF WISCONSIN                   10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 8908
MADISON  WI  53708-8908
Creditor: 21472 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE OF WISCONSIN                   10/19/2001                           X     X       X
DEPARTMENT OF REVENUE
P.O. BOX 59
MADISON  WI  53785-0001
Creditor: 21471 - 03

                                                                                                        Unliquidated   UNKNOWN

STATE PROCESSING CENTER              10/19/2001                           X     X       X
P.O. BOX 61000
ALBANY  NY  12261-0001
Creditor: 21408 - 03

                                                                                                        Unliquidated   UNKNOWN

             Total Sub Schedule:                                                                               $0.00     $0.00

               Total Schedule E:                                                                               $0.00     $0.00

                                                                                                               $0.00     $0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests.

State nature of debtor's interest in contract, i.e., "Purchaser," "Agent," etc. State whether debtor is the lessor or lessee of a lease.

Provide the names and complete mailing addresses of all other parties to each lease or contract described.

NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

LISTING A CONTRACT OR AGREEMENT ON THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH CONTRACT OR AGREEMENT IS AN EXECUTORY CONTRACT OR UNEXPIRED LEASE OR THAT SUCH CONTRACT OR AGREEMENT IS VALID OR ENFORCEABLE. ANY AND ALL OF THE DEBTOR'S RIGHTS, CLAIMS AND CAUSES OF ACTION WITH RESPECT TO THE CONTRACTS AND AGREEMENTS LISTED ON THIS SCHEDULE ARE HEREBY RESERVED AND PRESERVED.

OMISSION OF A CONTRACT OR AGREEMENT FROM THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH OMITTED CONTRACT OR AGREEMENT IS NOT AN EXECUTORY CONTRACT OR UNEXPIRED LEASE. THE DEBTOR'S RIGHTS UNDER THE BANKRUPTCY CODE WITH RESPECT TO ANY SUCH OMITTED CONTRACT OR AGREEMENT ARE NOT IMPAIRED BY THE OMISSION. THIS SCHEDULE MAY BE AMENDED AT ANY TIME TO ADD ANY OMITTED CONTRACT OR AGREEMENT.

[X] Check this box if debtor has no creditors holding executory contracts and unexpired leases to report on this Schedule G.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CAT II, INC.                                      Case No: 01-10968 (EIK)

                                   SCHEDULE H

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. In community property states, a married debtor not filing a joint case should report the name and address of the nondebtor spouse on this schedule. Include all names used by the nondebtor spouse during the six years immediately preceding the commencement of this case.

CREDITOR                                              CODEBTOR
NONE                                                    NONE


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